RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2.       Name of Issuer: Solutia Inc. (SOA 8.75% November 1, 2017 (CUSIP #
         834376AK)

3.       Underwriter from whom purchased: Deutsche Bank Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,285,000

6.       Aggregate principal amount of offering: $400,000,000

7.       Purchase price (net of fees and expenses): $100.00

8.       Offering price at close of first day on which any sales were made:
         $100.00

9.       Date of Purchase: 10-09-09

10.      Date offering commenced: 710-09-09

11.      Commission, spread or profit: 2.25%     $_____

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [X]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [ ]   [ ]

                                                                       Yes   No
b.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders of the issuer); OR
                                                                       [X]   [ ]

         (2)If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     b.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [X]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the offering of such  class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2.       Name of Issuer: Intelsat Jackson Holding (INTEL 8.50% November 1, 2019
         144A) (CUSIP # 458207AG7314XAE)

3.       Underwriter from whom purchased: Banc of America Securities LLC

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $10,456,304

6.       Aggregate principal amount of offering: $495,830,000

7.       Purchase price (net of fees and expenses): $99.166

8.       Offering price at close of first day on which any sales were made:
         $99.166

9.       Date of Purchase: 10-14-09

10.      Date offering commenced: 10-14-09

11.      Commission, spread or profit: $ 2.00

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
c.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     c.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase  was not  designated as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: Navistar International Corporation (NAV 8.25% November 1, 2021 (CUSIP # 63934EAM)

3.       Underwriter from whom purchased: Credit Suisse Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $15,971,982

6.       Aggregate principal amount of offering: $963,280,000

7.       Purchase price (net of fees and expenses): $96.328

8.       Offering price at close of first day on which any sales were made:
         $96.328

9.       Date of Purchase: 10-22-09

10.      Date offering commenced: 10-22-09

11.      Commission, spread or profit: $1.65

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [X]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [ ]   [ ]

                                                                       Yes   No
d.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     d.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [X]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: Triumph Group Inc. (THI 8.00% VMD 8.375% October 15, 2019 (CUSIP # 92769VAB)

3.       Underwriter from whom purchased: Deutsche Bank Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $10,997,095

6.       Aggregate principal amount of offering: $590,184,000

7.       Purchase price (net of fees and expenses): $98.364

8.       Offering price at close of first day on which any sales were made:
         $98.364

9.       Date of Purchase: 11-4--09

10.      Date offering commenced: 11-4-09

11.      Commission, spread or profit: $1.48

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [X]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [ ]   [ ]

                                                                       Yes   No
e.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     e.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [X]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by underwriters   or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                             Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: Triumph Group Inc. (TGI 8.00% November 15, 2017 144A) (CUSIP # 896818AC)

3.       Underwriter from whom purchased: Banc of America Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,642,082

6.       Aggregate principal amount of offering: $172,476,500

7.       Purchase price (net of fees and expenses): $98.558

8.       Offering price at close of first day on which any sales were made:
         $98.558

9.       Date of Purchase: 11-10-09

10.      Date offering commenced: 11-10-09

11.      Commission, spread or profit: $ 2.00

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
f.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     f.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve
         thereof)   was  a  direct  or   indirect   participant   in
         or beneficiary of the sale; OR                                [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: JohnsonDiversey Holdings Inc. (JONDIV 8.25% November 15, 2019 144A) (CUSIP # 479269AE)

3.       Underwriter from whom purchased: Goldman Sachs and Company

4.       "Affiliated   Underwriter"  managing  or  participating  in
         underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the
         Adviser: $2,320,578

6.       Aggregate principal amount of offering: $396,680,000

7.       Purchase price (net of fees and expenses): $99.170

8. Offering price at close of first day on which any sales were made: $99.170

9.       Date of Purchase: 11-19-09

10.      Date offering commenced: 11-19-09

11.      Commission, spread or profit: $ 2.00

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
g.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     g.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the  securities  purchased were sold in an Eligible
         Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                             Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: Cloud Peak Energy Resourses LLC (CLD 8.25% December 15,2017 144A) (CUSIP # 18911MAA)

3.       Underwriter from whom purchased: Morgan Stanley and Company

4.       "Affiliated   Underwriter"  managing  or  participating  in
         underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the
         Adviser: $13,897,520

6.       Aggregate principal amount of offering: $297,804,000

7.       Purchase price (net of fees and expenses): $99.268

8. Offering price at close of first day on which any sales were made: $99.268

9.       Date of Purchase: 11-20-09

10.      Date offering commenced: 11-20-09

11.      Commission, spread or profit: $ 2.00

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
h.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     h.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: Cloud Peak Energy Resourses LLC (CLD 8.25% December 15,2017 144A) (CUSIP # 18911MAA)

3.       Underwriter from whom purchased: Morgan Stanley and Company

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $11,899,200

6.       Aggregate principal amount of offering: $297,480,000

7.       Purchase price (net of fees and expenses): $99.160

8.       Offering price at close of first day on which any sales were made:
         $99.160

9.       Date of Purchase: 11-20-09

10.      Date offering commenced: 11-20-09

11.      Commission, spread or profit: $ 2.00

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
i.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                              [X] [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     i.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an
         affiliated underwriter?                                       [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2.       Name of Issuer: JDA Software Group Inc. (JDAS 8.00% December 15, 2014
         144A) (CUSIP # 46612KAA)

3.       Underwriter from whom purchased: Goldman Sachs and Company

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,573,246

6.       Aggregate principal amount of offering: $272,217,000

7.       Purchase price (net of fees and expenses): $98.988

8.       Offering price at close of first day on which any sales were made:
         $98.988

9.       Date of Purchase: 12-07-09

10.      Date offering commenced: 12-07-09

11.      Commission, spread or profit: $ 2.00

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
j.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible
         Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR [X] [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

j.       (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: McJunkin Red Man Corporation (MRC 9.500% December 15, 2016 144A) (CUSIP # 581241AA)

3.       Underwriter from whom purchased: Goldman Sachs and Company

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $22,310,674

6.       Aggregate principal amount of offering: $975,330,000

7.       Purchase price (net of fees and expenses): $97.533

8.       Offering price at close of first day on which any sales were made:
         $97.533

9.       Date of Purchase: 12-16-09

10.      Date offering commenced: 12-16-09

11.      Commission, spread or profit: $1.75

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
k.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible
         Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR [X] [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

k.       (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            Managers High Yield Fund

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: GXS Worldwide Inc. (GXSWLD 9.75% June 15, 2015) (CUSIP # 36190QAA)

3.       Underwriter from whom purchased: Barclays Capital Inc.

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $7,346,100

6.       Aggregate principal amount of offering: $768,891,800

7.       Purchase price (net of fees and expenses): $97.948

8.       Offering price at close of first day on which any sales were made:
         $97.948

9.       Date of Purchase: 12-17-09

10.      Date offering commenced: 12-17-09

11.      Commission, spread or profit: $2.50

12.      Have the following conditions been satisfied?                 Yes   No
                                                                       ---   --

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
l.       (1) The securities  were purchased  prior to the end of the   ---   --
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

l.       (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Donna Nascimento
Title:      Regulatory Reporting Manager
Date:       January 19, 2010